GLOBAL TECHNOLOGY SOLUTIONS, INC.

                              FINANCIAL STATEMENTS

                                December 31, 1997

                                 Frank B. Morris
                           Certified Public Accountant
                            20 Montgomery Ave. Unit F
                              Bala Cynwyd, PA 19004
                                Tel: 610-667-6337
                                Fax: 610-667-3465





                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Global Technology Solutions, Inc.

I have audited the accompanying balance sheets of Global Technology Solutions, Inc. as of December 31, 1997, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Technology Solutions, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                              /s/Frank B. Morris, CPA




May 6, 1998
Bala Cynwyd, PA


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



                        Global Technology Solutions, Inc.
                                 BALANCE SHEETS
                                December 31, 1997


ASSETS


Current assets
     Cash and cash equivalents                                                  $      96,755
     Trade receivables                                                              1,256,201
     Prepaid expenses                                                                  19,184
                                                                                       ------
         Total current assets                                                       1,372,140

Equipment
     Equipment                                                                         49,397
     Furniture and fixtures                                                            16,350
         Net equipment                                                                 33,047

Other assets
     Deposits                                                                           7,590
     Advances                                                                          54,390
                                                                                       61,980
                                                                                $   1,467,167


LIABILITIES AND SHAREHOLDERS' EQUITY


Current liabilities
     Note payable - bank                                                        $     100,000
     Accounts payable                                                                  74,908
                                                                                       ------
         Total current liabilities                                                    174,908

Shareholders' equity
     Common stock of no par value; authorized 1,000 shares,
          issued and outstanding 100 shares                                            42,800
     Retained earnings                                                              1,249,459
                                                                                    ---------
         Total stockholders' equity                                                 1,292,259

                                                                                $   1,467,167


              The accompanying notes are an integral part of these
                             financial statements.

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


                        GLOBAL TECHNOLOGY SOLUTIONS, INC.
                              STATEMENTS OF INCOME
                          Year Ended December 31, 1997



Net sales                                                                  $     5,750,116

Direct costs                                                                     4,037,818

Gross profit                                                                     1,712,298

Selling, general and administrative                                                690,199

Income from operations                                                           1,022,099

Other income (expense)
     Interest income                                                                 4,482
     Interest expense                                                      (         4,733  )
                                                                                     -----
                                                                           (           251  )
                                                                                       ---

Income before income taxes                                                       1,021,848

Income taxes                                                                         2,718

Net income                                                                 $     1,019,130
                                                                           =     =========




              The accompanying notes are an integral part of these
                             financial statements.



                        GLOBAL TECHNOLOGY SOLUTIONS, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                          Year Ended December 31, 1997



                                                                            Common Stock             Retained
                                                                     Shares            Amount         Earnings

Balance, beginning of year                                              100       $    42,800      $     872,175

     Shareholder distributions                                                                     (     641,846  )
     Net income                                                                                        1,019,130


Balance, end of year                                                    100       $    42,800      $   1,249,459
                                                                ====================================   =========


              The accompanying notes are an integral part of these
                             financial statements.

                        GLOBAL TECHNOLOGY SOLUTIONS, INC.
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1997


Cash flows from operating activities:
   Net income                                                                   $   1,019,130
                                                                                -   ---------
Adjustments to reconcile net income to net cash
     provided by operating activities
       Depreciation                                                                     6,127
       Increase in trade receivables                                            (     557,629)
       Increase in accounts payable
         and accrued expenses                                                         240,280
           Net cash provided by operating activities                                  707,908

Cash flows from investing activities
   Increase in deposits                                                         (       4,590)
   Increase in advances                                                         (      25,487)
                                                                                       ------
         Net cash used in investing activities                                  (      30,077)
                                                                                       ------

Cash flows from financing activities
   Shareholder distributions                                                    (     641,846)
   Principal payments on notes payable                                          (      23,623)
                                                                                       ------
           Net cash used by financing activities                                      665,469
                                                                                      -------

           Net increase in cash                                                        12,362

Cash, beginning of year                                                                84,393

Cash, end of year                                                               $      96,755
                                                                                =      ======




              The accompanying notes are an integral part of these
                             financial statements.

                        GLOBAL TECHNOLOGY SOLUTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997


1.   Summary of Significant Accounting Policies

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Concentration of Credit Risks

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant risk on cash.

     Depreciation

     The Company charges to operating expenses annual amounts of depreciation which allocates the cost of equipment over its estimated useful lives. The Company uses the modified accelerated cost recovery system method for determining the annual charge for depreciation. The depreciation expense for the year ended December 31, 1997 $6,127.

     S Corporation Election

     The Company and its Stockholders have elected for Federal and State income tax purposes to be treated as a S Corporation under provisions of the Internal Revenue Code. Accordingly the Company's taxable income is includable in the individual tax returns of its stockholders and no provision for income taxes is included in the accompanying financial statements.

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                        GLOBAL TECHNOLOGY SOLUTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997


2.   Total Rental Expense

     The Company rents office space under the terms of an operating lease. The lease provides for a monthly rental of $2,000 and expires June, 1999. The total rental expense included in the income statement for the year ended December 31, 1997 was $25,375.

3.   Cash Flow Information

     Cash paid for interest and income taxes was as follows:

           Interest                                         $       4,733
                                                            =       =====
           Income taxes                                     $       2,718
                                                            =       =====

4.   Disclosure About Fair Value of Financial Instruments

     The Company's financial instruments consist of cash, short-term trade receivables and payables. The carrying value of all instruments approximate their fair value.

5.   Subsequent Events

     On February 2, 1998, the shareholders of the Company sold all of the outstanding shares of the Company.

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